                                                                    Exhibit 10.3

                 AMENDMENT NO. 4 TO FIRST AMENDED AND RESTATED
                 ---------------------------------------------
              AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP OF
              ---------------------------------------------------
                     SOUTH SEAS RESORT LIMITED PARTNERSHIP
                     -------------------------------------

         This Amendment No. 4 to First Amended and Restated Agreement and Certificate of Limited Partnership of South Seas Resort Limited Partnership (this "Amendment No. 411) is entered into effective as of October I , 1997, by and between San-Cap Resort, L.C., as general partner and South Seas Properties Company Limited Partnership, as limited partner.

                                   WITNESSETH
                                   ----------

        WHEREAS, a limited partnership was formed under the laws of the State of Ohio under the name of South Seas Resort Limited Partnership (the "Partnership") pursuant to an Agreement and Certificate of Limited Partnership dated as of June 14, 1985, and filed for record with the County Recorder for Cuyahoga County, Ohio, as Document Number 5878, Volume 47, Pages 611 to 629 (the "Agreement and Certificate,,);

        WHEREAS, the Agreement and Certificate was amended by: (i) Amendment No. 1 to Certificate of Limited Partnership of South Seas Resort Limited Partnership dated as of June 17, 1985; (ii) Amendment No. 2 to Certificate of Limited Partnership of South Seas Resort Limited Partnership dated as of June 27, 1985; and (iii) Amendment No. 3 to Agreement and Certificate of Limited Partnership of South Seas Resort Limited Partnership dated as of June 30, 1986 (said Agreement and Certificate as so amended, being herein referred to as the "Original Agreement");

        WHEREAS, the Original Agreement was amended and restated by the certain First Amended and Restated Agreement and Certificate of Limited Partnership dated as of December 18, 1987, and filed for record with the County Recorder for Cuyahoga County, Ohio, as Document Number 9402, Volume 76, Page 813 (the "Restated Agreement");

         WHEREAS, the Restated Agreement was amended by:
(i) Amendment No. I to First Amended and Restated Agreement and Certificate of Limited Partnership dated as of December 31, 1993; (ii) Amendment No. 2 to First Amended and Restated Agreement and Certificate of Limited Partnership dated as of January 1, 1994; (iii) Amended and Restated Amendment No. 2 to First Amended and Restated Agreement and Certificate of Limited Partnership of South Seas Resort Limited Partnership, dated as of January 1, 1994, as filed with the County Recorder of Cuyahoga County, Ohio on September 23, 1994; and (iv) Amendment No. 3 to First Amended and Restated Agreement and Certificate of Limited Partnership of South Seas Resort Limited Partnership, dated August 23, 1996 (said Agreement as so amended being hereafter referred to as the "Amended Restated Agreement")

                                   AGREEMENT
                                   ---------



                  THIS AGREEMENT is made and entered into as of the 1st day of October, 1997, by and between South Seas Properties Company Limited Partnership, an Ohio limited partnership ("SSPC"), and San-Cap Resort, L.C., a Florida limited liability company ("San-Cap").


                                   WITNESSETH:
                                   -----------

                  WHEREAS, San-Cap is the general partner of, and SSPC is the limited partner of, South Seas Resort Limited Partnership ("SSRLP"), an Ohio limited partnership that was formed on June 14, 1985;

                  WHEREAS, under Section 12.2 of the Partnership Agreement, San-Cap is entitled to receive an annual fee from SSRLP in an amount equal to 0.15% of the gross revenues of SSRLP (the "Annual General Partner Fee");

                  WHEREAS, in consideration of the issuance, by SSPC of 40,000 limited partnership units in SSPC, San-Cap is willing to waive its current and future rights to the Annual General Partner Fee;


                  WHEREAS, in consideration of the elimination of the Annual General Partner Fee, SSPC is willing to issue to San-Cap 40,000 limited partnership units in SSPC.

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises herein contained, the parties agree as follows:

                  1. San-Cap hereby waives all current and future rights to the Annual General Partner Fee and agrees to take all action necessary to delete
Section 12.2 from the Partnership Agreement.


                  2. SSPC hereby agrees to issue to San-Cap Forty Thousand (40,000) limited partnership units in SSPC.

                  3. This Agreement embodies the entire understanding of the parties hereto with respect to the subject matter herein contained, and supersedes all prior and contemporaneous agreements and understandings (whether oral or written) relative to said subject matter, and may not be changed, modified, terminated or discharged, except by a writing executed by all the parties hereto.

                  4. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

                  5. This Agreement shall be effective as of October 1, 1997.

         WHEREAS, the General Partner and the Limited Partner now wish to further amend the Amended Restated Agreement to delete in its entirety Section
12.2 of the Amended Restated Agreement.

NOW, THEREFORE, the parties hereto agree that the Amended Restated Agreement is hereby amended as follows:

         1. Section 12.2 of the Amended Restated Agreement is hereby deleted in its entirety.

         2. Except as expressly set forth herein, the Amended Restated Agreement and each and every provision thereof shall remain in full force and effect and unmodified hereby.

         3. This Amendment No. 4 shall be governed BY and construed in accordance with the laws of the State of Ohio.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment No. 4 effective as of the date first written above.

                                   GENERAL PARTNER:

                                   SAN-C
                                   By: /s/ Robert M. Taylor
                                      --------------------------
                                      Robert M. Taylor

                                   Title: Chairman and Chief Executive Office

                                   By: Allen G. Ten Broek
                                      --------------------------
                                   Title: Vice Chairman

                                   LIMITED PARTNER:

                                   SOUTH SEAS PROPERTIES COMPANY
                                   LIMITIED PARTNERSHIP
                                   By: T & T Resorts, L.C., its
                                       general partner

                                   By: /s/ Robert M. Taylor
                                      --------------------------
                                      Robert M. Taylor

                                   Title: Manager and Chairman
                                         -----------------------

                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the day and year first written above. RAS1372:23630:97001:RAS-Ol.SSR amb 10/02/97


SAN-CAP RESORT, L.C.

By: /s/ Robert M. Taylor
   ----------------------------------------
   Robert M. Taylor

Title: Chairman and Chief Executive Officer
      -------------------------------------

By: Allen G. Ten Broek
   ----------------------------------------

Title: Vice Chairman
      -------------------------------------

SOUTH SEAS PROPERTIES COMPANY
LIMITED PARTNERSHIP
By: T & T Resorts, L.C., its
    general partner

By: /s/ Robert M. Taylor
   ----------------------------------------
   Robert M. Taylor

Title: Manager and Chairman
      -------------------------------------